Exhibit 99.1 November 19, 2020 Fueling Solutions Analyst & Investor Meeting Presentation

Forward-Looking Statements and Non-GAAP Measures We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks, including the impacts of the novel coronavirus (COVID-19) on the global economy and on our customers, suppliers, employees, operations, business, liquidity and cash flow. We caution everyone to be guided in their analysis of Dover Corporation by referring to the documents we file from time to time with the SEC, including our Form 10-K for 2019 and Form 10-Q for the third quarter of 2020, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, dovercorporation.com, where considerably more information can be found. In addition to financial measures based on U.S. GAAP, Dover provides supplemental non-GAAP financial information. Management uses non-GAAP measures in addition to GAAP measures to understand and compare operating results across periods, make resource allocation decisions, and for forecasting and other purposes. Management believes these non-GAAP measures reflect results in a manner that enables, in many instances, more meaningful analysis of trends and facilitates comparison of results across periods and to those of peer companies. These non-GAAP financial measures have no standardized meaning presented in U.S. GAAP and may not be comparable to other similarly titled measures used by other companies due to potential differences between the companies in calculations. The use of these non-GAAP measures has limitations and they should not be considered as substitutes for measures of financial performance and financial position as prepared in accordance with U.S. GAAP. Reconciliations and definitions are included in this presentation. 2

Today’s Presenters Richard Tobin CEO & President Dover Corporation David Crouse President Dover Fueling Solutions (part of Fueling Solutions segment) Kevin Long President OPW (part of Fueling Solutions segment) 3

Agenda Fueling Solutions overview Market growth drivers Business line deep-dives • Retail fueling equipment • Software & systems • Vehicle wash • Fluid transfer New opportunities in alternative fuels & future C-stores Closing remarks 4

Important and attractive part of Dover portfolio Dover Revenue by Segment . Attractive profile: GDP+ growth, high ROIC, low capital intensity and high FCF . Leading global brands, relationships with Refrigeration and Fueling winning customers Food Equipment Solutions . Proprietary technologies with high value-in-use 23% . Large, growing installed base; catering to a healthy customer base with robust business fundamentals Pumps and Process . Logical adjacencies and future-proof value streams Solutions Engineered Products . Favorable industry structure . Strong execution and margin runway Imaging and Identification Based on LTM Revenue. 5

Global fueling solutions leader with strong business profile 5% Vehicle Wash Solutions 150+ 9% Transportation Components countries with commercial presence 14% Aftermarket Parts and Services 4,500+ 14% Systems & Software global employees 1,600+ 20% Underground & Hanging Hardware global patents Low-20s Adj. EBITDA margin1 38% Dispensers Mid-40s Tangible ROIC1 Mid-teens FCF margin1 2020E Revenue Mix 1. Non-GAAP measures (definitions in appendix). Based on 2020E. 6

Industry’s broadest offering to convenience and fuel retailers A Fluid Transfer Solutions Solutions for safe handling, monitoring, and transportation of hazardous fluids A B Vehicle Wash A B Wash equipment and payment systems for on- E station and stand-alone sites C Fueling Equipment Dispensers, above-ground, and below-ground D equipment that enable retail and fleet fuel stations C D Software and Systems Digital systems and software that improve site operations and on-site experience E Fleet Fueling Solutions Equipment and software solutions tailored for fleet fueling 7

Foundation of leading and well-known brands

Category	Segment	Brands
Fueling Equipment	Dispensers	Wayne Fueling Systems; Tokheim
	Above-ground equipment	OPW Retail Fueling
	Below-ground equipment	Fibrelite; KPS Petrol Pipe System; FlexWorks
Fluid Transfer Solutions	Chemical & Industrial	OPW Engineered Systems; JUMP
	Transportation	Midland; Civacon; Liquip
Site-wide Systems	Forecourt and fleet solutions	OPW Fuel Management Systems; ClearView; fairbanks; ProGauge
	Payment & POS	Tokheim Fuel POS
Vehicle Wash Solutions	In-bay automatic	PDQ; Belanger
	Tunnel	Belanger
Alternative Fuels & EV Charging	EV charging	ChargePoint Partnership; ABB Partnership
	Alternative fuel equipment	OPW Retail Fueling CleanEnergy line; Wayne Fueling Systems Vista CNG dispenser

8

DOVER

Track record of strong performance . China “double-wall” 2017-19 CAGR . China NOC slowdown . COVID-19 +10% 1,620 +1-2% Superior organic1 1,466 growth performance Revenue 1,338 ($M) 2017-2019 CAGR 10% Fueling Solutions Segment Direct peers3 5% 20172018 2019 2020E 2021E2 Adj. EBITDA1% 17% 16% 19% Low-20s Improved margin +400-500bps 1. Non-GAAP measures (definitions and reconciliations in appendix). 9 2. Assumes average 2020 FX rates. 3. Revenue-weighted CAGR of VNT and FELE (Fueling Systems segment) organic growth based on publicly reported data.

DFS participates in a diverse, growing $12B+ space



Retail & fleet fueling solutions

Est. 2020 TAM	Mkt. growth trajectory	Segment	Products
$3.5B	LSD	Fueling equip.	Dispensers, Below-ground, Above-ground
$5.0B+	MSD	Site-wide systems	Forecourt solutions, Payment solutions

Adjacent markets

Segment	Products	Est. 2020 TAM	Mkt. growth trajectory
Fluid Transfer Solutions	Fuel transfer, Rail, cargo transport	$1.0B	LSD
Vehicle Wash Solutions	In-bay automatic, Tunnel	$1.5B	MSD
Alternative Fuels & EV[1]	Alternative fueling equipment, Electric vehicle chargers	$1.0B+	HSD

Key

Est. 2020 TAM[2]

Mkt. growth trajectory

LSD: Low-single digit
MSD: Mid-single digit
HSD: High single digit

1. Includes EV charging at retail fueling sites only. 2. Total addressable market.
Source: third party market study.

10

DOVER

Proven 3-pronged strategy to drive 10yr+ above-GDP growth New markets 3 LSD growth expected in core equipment Establish positions in new energy markets business over next decade driven by: to capture incremental growth • Continued growth of global ICE and Hybrid car parc, particularly in emerging markets, requiring new fueling infrastructure Current adjacencies 2 • Equipment upgrades driven by customer consolidation and regulations Enhance breadth and drive adoption of • Secular growth in sales and profits in the c-store channel, software solutions and vehicle wash systems emphasis on retaining and growing site traffic through superior forecourt experience • Increasing sophistication and value-in-use of equipment Fueling Core fueling equipment 1 equipment Continue ongoing growth by offering best-in- class, compliant, equipment across the globe Fluid transfer 11

Proven 3-pronged strategy to drive 10yr+ above-GDP growth MSD growth attainable through near New markets 3 adjacencies Establish positions in new energy markets • MSD vehicle wash growth driven by long-term consumer shift away from DIY washes and growth to capture incremental growth of car washes as profit centers at the fueling sites • MSD+ software & systems penetration will Current adjacencies 2 accelerate from a low starting base as customers digitalize & race to improve and diversify site experience, Enhance breadth and drive adoption of as well as adopt proven-ROI automation and productivity solutions software solutions and vehicle wash systems Vehicle wash Fueling Software & 1 Core fueling equipment equipment systems Continue ongoing growth by offering best-in- class, compliant, equipment across the globe Fluid transfer 12

Proven 3-pronged strategy to drive 10yr+ above-GDP growth Multiple pathways for new growth in 3 New markets early-stage industries (e.g., Establish positions in new energy markets EV charging, alternative fuels, to capture incremental growth new C-store services) Alternative fuels Current adjacencies 2 Enhance breadth and drive adoption of software solutions and vehicle wash systems Vehicle wash Evolving C-store business model Fueling Software & 1 Core fueling equipment equipment systems Continue ongoing growth by offering best-in- class, compliant, equipment across the globe Fluid transfer 13

Agenda Fueling Solutions overview Market growth drivers Business line deep-dives • Retail fueling equipment • Software & systems • Vehicle wash • Fluid transfer New opportunities in alternative fuels & future C-stores Closing remarks 14

5 key long-term market tailwinds Global fuel Evolving customer High-impact Shift from DIY Digitalization demand growth, landscape & regulations wash to automatic of site ops, race to rise of alt. fuels business models service "traffic & value" Global car parc Growth of retail Application of Growth of Focus on lower growth more than fueling store footprint, environmental and professional and operating cost & offsets electrification ownership efficiency regulations automated wash enhanced customer & fuel efficiency gains consolidation with driving incremental businesses drives experience result in into 2030s; alternative content upgrades, equipment upgrades demand for efficient, large, rapidly growing fuels require new increasing breadth of high-throughput digital solutions hardware and services offered equipment market software solutions 15

Core fueling market has reliable, healthy growth path through 2035+ Expected ~30% of new car sales battery- powered by 2030 1.80 1.69 1.57 14% 17% 24% EV 1.44 6% 14% 14% 5% 6% 8% 18%1.29 8% 17% 25% 14% 18% 10% 26% Hybrid Car parc drives 7% 9% steady 1% p.a. fuel 5% Diesel demand growth through 2035+ 78% 75% 66% 55% 46% Gas Global passenger parc (B cars) (B parc passenger Global 2020 2025 2030 2035 2040 Non-EV car 1.28 1.40 1.47 1.45 1.38 parc (B) 16 Source: third party study estimates averaging projections from multiple industry forecasts.

C-store consolidation, robust underlying economics & buildout in emerging markets will continue to support growth Number stores Number of gas stations 200k +2% 200k +2% 145k 153k 153k 140k 150k 99k 110k 76k Single Stores 100k 100k 89k 95k 50k 0k 56k 58k 76k Chain Stores 20142020 2030 0k 2009A 2019A 2030E 200k C-store KPIs +90% +6% 121k Gas margin, ¢/gal 13 25 +6% 100k 70k +200bps 42k Merchandise margin, % 27% 29% 0k ~2% CAGR 2011 2020 2030 Avg. inside sales, $M/store 1.3 1.6 ~3% CAGR Total inside sales, $B 182 235 Consolidation driving upgrades, especially in software and solutions; Emerging market gas station footprint expected strong economics support investments in traffic-driving fuel sales to continue growing in the next decade to meet car parc 17 Source: NACS, RBC Securities, third party research, Dover estimates.

Large players continue to consolidate the landscape and deploy capital towards growth and upgrades Capital Expenditures1 ($B) Cash spent on M&A1 ($B) 2.6 8.0 2.1 +17% 2.0 2.7 1.7 1.5 1.7 1.0 1.1 0.9 1.3 1.2 0.6 0.7 0.4 0.4 0.4 0.3 0.2 20102011 2012201320142015 2016 2017 2018 2019 2010 2011201220132014 2015 2016 2017 2018 2019 1. Sum total of calendar year capital expenditures and cash M&A expenditures for Alimentation Couche-Tard Inc., Murphy USA Inc., Casey’s General Stores, Inc., and Parkland 18 Corporation. Source: Capital IQ

Other market tailwinds will also support long-term growth

High-impact regulations

Application of environmental and efficiency regulations driving incremental equipment upgrades

- Vapor recovery systems in emerging markets (e.g., India, China)
- Systems optimization (e.g., dripless) in mature markets

Expected regulatory trajectory



Vapor recovery systems
Systems optimization (e.g., dripless)

Shift from DIY vehicle wash

Growth of professional and automated washes supported by consumer preferences and robust operator economics

- Vehicle wash equipment has consistently grown above GDP
- Runway for continued GDP+ growth as industry professionalizes & digitizes

US Non-DIY retail car wash sales



+5%
2011
2012
2013
2014
2015
2016
2017
2018
2019

Source: IBIS World Car Wash & Auto Detailing in the US

Site digitalization

Focus on lowering costs & enhanced site experience drives large, rapidly growing digital solutions market

- Digitalization is increasing focus of largest players as pathway to lower operational costs & drive customer traffic and spend


JANUARY 2020

DFS & MICROSOFT PARTNER GLOBALLY ON EXCLUSIVE BASIS TO DRIVE DIGITAL TRANSFORMATION AT RETAIL FUELING SITES

IoT makes fueling stations smarter—and a lot more fun for customers

19

DOVER

Large install base enables sustainable long-term revenue growth

Growing revenue potential per site ✖ Growing number of sites / adoption

Illustrative current and projected revenue potential from a representative site[1,2,3]



OpEx
Annual
~$20K
~$30K
Hanging hardware
Forecourt parts
Car wash parts
(excl. wash consumables)
Software & Digital Solutions
CapEx
~8-10 yr replacement cycle (~20 yrs for underground)
~$450K
~$400-500K
EV chargers
IBA car wash
Car wash terminal
Dispensers
Underground equipment
2020
~2030

- Fuel volume growth
- Car wash penetration
- Digitization / software adoption
- EV fast-charger adoption
- Increasing car wash penetration
- C-store footprint growth

1. Current Dover offering doesn't capture full TAM in car wash terminals or IBA car wash (e.g., consumables).
2. Representative site in 2020: C-Store w/ 5 dispensers, 2 underground tanks, in-bay car wash.
3. Excluding potential inflation and expected increase in value per unit due to innovation and technological advances.

20

DOVER

Agenda Fueling Solutions overview Market growth drivers Business line deep-dives • Retail fueling equipment • Software & systems • Vehicle wash • Fluid transfer New opportunities in alternative fuels & future C-stores Closing remarks 21

Dover Retail Fueling Business Video Presentation . Watch the video here: https://youtu.be/1CNBi70VROs 22

DFS is the global supplier of innovative fuel dispensers

DOVER FUELING SOLUTIONS *Fueling Equipment*

Headquarters	Austin, TX
Employees	2,350+
Geographies	• North America • EMEA • APAC • LATAM
Brands	Wayne Fueling Systems, Tokheim
Revenue	~$700M

Fueling equipment

Dispenser product lines

Traditional dispensers

DFS has **#1 or #2** dispenser market positions across global regions



Retail dispensers



Diesel dispensers



Fleet dispensers



LPG dispensers

Alternative fuel dispensers

DFS has a **growing presence in** alternative fuels





CNG dispensers



Chargepoint EV chargers (partnership)



ABB EV chargers (partnership)

23

DOVER

Future value driven by dispenser innovation & margin improvement DFS' global leadership in cutting-edge dispensers is driven by unique competitive advantages with focus on improving the customer experience • Next-gen dispensers that meet most stringent upgrade requirements & enable a superior on-site experience • Advantaged relationships with stations that are heavily investing in differentiating sites via dispensers • Examples: Ovation dispenser with Anthem UX with >100 global patents and patent Ovation dispenser with Anthem UX applications Runway for material margin improvement in medium-term • Harmonize Tokheim & Wayne dispenser technology • Further economies of scale of combined platform • Applying operating discipline principles across all locations, brands • Improved mix from high-value new products and software solutions 24

Steady increase in equipment sophistication and value 1990’s 2020’s . Cutting edge customer engagement technology . Increased fuel throughput . 27” screen . Multiple secure payment options . Media and entertainment . Loyalty & personalization . Remote monitoring . Connectivity . Potential UX applications outside of fueling sites ~$7K ASP ~$20K ASP 25

DFS Anthem UX User Experience Platform Video Presentation . Watch the video here: https://youtu.be/WUwLBrD0QI8 26

DFS offers highest quality digital forecourt & payment systems

DOVER FUELING SOLUTIONS — ***Software & Systems***

Headquarters	Austin, TX
Employees	450+
Geographies	• North America • EMEA
Brands	OPW Fuel Management Systems, ClearView, fairbanks, ProGauge
Revenue	~$200M

Software & Systems

Product lines

Forecourt management solutions

*DFS is a **top 3 global provider** of forecourt solutions*



Site efficiency solutions



Fleet solutions

Payment solutions

*DFS is the **#1 provider of payment solutions** in the EU*

Outdoor payment



Point of sale (POS)



Self Checkout



27

DOVER

Leading position in forecourt management & payment systems Carwash access Indoor Loyalty terminal / POS1 Back office Fuel pricing payment programs controller Wetstock Remote Outdoor Site controller Auto. tank gauge Dispenser media monitoring monitoring payment 1. Point of sale. EU only. 28

Adoption of digital solutions at retail fueling sites is in early stages and will continue growing driven by robust ROI to customers

Increasing adoption of site efficiency solutions

- Forecourt efficiency solutions are becoming table stakes to be competitive
- Increasing consolidation of small, low-tech sites in NA will increase demand

Race to drive traffic & spend via improved experience

- Increasing focus on using digital systems to differentiate customer experience
- Early proof points that digital solutions significantly increase in-store spend

Need for integration to simplify disparate systems

- As customers adopt new systems, desire for integrated "bundles" that meet key needs (e.g, cost reduction, traffic increase)
- Growing opportunity as EV charging becomes commonplace

The systems & software market is expected to grow in ***mid-to-high-single digits*** *in the next decade growing in size to a* ***~$10B+ addressable market by 2030***

Source: third party market study.

29

DOVER®

Taking customers’ digital capabilities to the next level . Industry-unique approach to deploy DFS Cloud platform via edge computing and leveraging DFS’s Anthem UX . Faster time-to-value and time-to- revenue enabled through an open, extensible, IoT platform as a service . Superior asset optimization through a DFS Anthem UX “single-pane” view of all site assets . Partnership between DFS, Dover Digital and Microsoft Azure to deploy industry-first machine-learning and AI-powered solutions for operational optimization 30

Digital Transformation: Future Technologies Are Happening Now . Watch the video here: https://youtu.be/HCTq3fkpY9E 31

Case study: Wetstock Management drove high ROI for a customer Situation In 2017, a customer utilizing DFS wetstock management services was notified by DFS that fuel deliveries were being shorted across multiple site locations by a fuel supplier. Value add functionality Using the data analyzed from the sites, DFS wetstock management identified the widespread delivery variances and the customer was able to generate indisputable evidence that deliveries were in fact less than what they paid for. Results As a result, the customer received a refund of more than $500,000 from the fuel supplier. 32

Case study: Payment solutions deliver bottom-line improvement 33% 50% 73% 88% Leave the store Of shoppers Prefer Are likely to buy without buying if avoid stores self-service if helped by a lines are longer with long lines technologies knowledgeable than 7 minutes sales associate 20% Increased Reduced Up to 40% Increased customer in-store Reduction in sales satisfaction cash operational costs 100 Shell Sites 33

Systems solutions growth strategy CURRENT ADOPTION High Payments & POS Example functionality Enable seamless site-wide • POS Systems Leverage core install base to payment • Outdoor payment systems grow adoption of digital solutions Back & head office Example functionality Integrates site efficiency w/ in- • Back & head office integration store operations with site efficiency solutions Targeted development & Fleet Example functionality Support commercial fleet • Fleet payment acquisitions of new functionality that fueling operations • Fuel control & dispensing customers need most Site efficiency Example functionality Improve site efficiency & • Wetstock monitoring reduce costs • Fuel logistics Create an integrated platform to bundle Customer experience Example functionality functionality into a competitive offering Enhance on-site experience to • Advertising & promotions • Loyalty programs Low drive traffic 34

OPW is the leading worldwide supplier of retail fueling equipment Fueling equipment Equipment product lines Above-ground equipment Headquarters Smithfield, NC OPW is the #1 global supplier of above-ground hanging hardware Employees 950+ • North America • Latin America Geographies • EMEA Traditional nozzles Non-retail nozzles Alternative fuel Valves • APAC Below-ground equipment Brands OPW is a global leader and the #1 North American supplier of below-ground equipment Revenue ~$400M+ Tanks Fuel delivery Piping 35

OPW driving value with 2-pronged, time-tested strategy Superior trusted products Market expansion OPW offers innovative equipment that meets the strictest OPW continues to develop & offer widest global array of compliance & performance requirements underground & hanging hardware for various fuels Example Example 14 series Clean 21 series Technology Nozzles Euro-nozzle suite Patented Clean Technology nozzles prevent The new Euro-nozzle suite effectively meets dripping to improve user experience & Euro-centric requirements & provides access reduce environmental impact to a $100M+ market white space Leverage best in class distribution and superior products to drive market expansion and key account conversion 36

OPW Innovation Video Presentation . Watch the video here: https://youtu.be/zOyciEMbL-Q 37

OPW is a leading vehicle wash equipment supplier in North America

OPW VEHICLE WASH SOLUTIONS

Headquarters	DePere, WI & Detroit, MI
Employees	~240
Geographies	• North America • Latin America • EMEA • APAC
Brands	BELANGER PDQ
Revenue	~$100M+

Vehicle wash

Product lines

In-bay automatic (IBA) equipment


LASERWASH

PDQ LaserWash 360

*PDQ is the **#1 supplier** of IBA equipment in North America*

Tunnel equipment



Belanger SpinLite

*Belanger is an **industry-leading** tunnel equipment supplier*

Software and access solutions

Target expansion segment

38

DOVER

OPW Vehicle Wash Video Presentation . Watch the video here: https://youtu.be/Cl4OC6_7CGg 39

Broad market trends expected to drive vehicle wash market growth Consistent, long-term Attractive economics drives Accelerating demand for consumer demand investments and upgrades automated vehicle wash • Industry has observed consistently • Retail fueling customers likely to invest • Broad industry shift away from labor- above-GDP growth over last decade in vehicle wash to add high-margin on-site intensive vehicle wash due to rising driven by underlying shift away from DIY service wages wash • Attractive ROI drives build-out of tunnel • Greater operator focus on increased • Market is resilient to recessions & EV locations throughput, optimized operations, and penetration sustainability to drive equipment • Operator consolidation drives upgrades and demand increased sophistication The vehicle wash market will be largely unaffected by drivetrain transition and is expected to maintain GDP+ growth for at least a decade, creating a total addressable market of >$2B by 2030 Source: third party market study. 40

Multiple growth paths available to supplement winning core business Core business Additional growth paths Expanded product portfolio Add further capabilities in ancillary components and payment & access technology; consumables and service an option Tunnel equipment Advantaged distribution channels Leverage advantaged distribution channels into both gas stations & standalone vehicle wash customers to maximize reach Core technology harmonization IBA equipment Cross-pollinate innovative technologies across IBA & tunnels to cement position as leading supplier across vehicle wash formats Systems integration Connect vehicle wash systems to forecourt digital offering 41

Long history of vehicle wash innovation 1992 2003 2007 2011 2015 2018 Access® Kondor® Cube® Pay Station Touch-free product suite with Light-touch overhead system Wash segment’s first bill unique lighted arm design using shine-mitts for dispenser, with secure vault to assist with bay navigation maximum performance design. Industry-leading and Active Site Marketing and customer experience loyalty program SpinLite Proprietary brush technology enables a LaserWash® 4000 Tandem® Series superior customer experience: Superior touch-free Dual-bridge / dual-brush • Free-standing shine-mitts do not require technology, with overhead overhead design for open fast-spin / centrifugal force for cleaning bridge design to offer an bay and improved • Slow-spin technique provides open wash bay for better throughput. Added high- outstanding clean and a quieter, customer experience pressure capability to friction washing gentler customer experience • Integrated lighting for Active Sight Marketing Not exhaustive; timeline not drawn to scale 42

OPW is a premier global fluid transfer solutions provider

OPW
FLUID TRANSFER SOLUTIONS

Founded	1998
Headquarters	Lebanon, OH
Employees	~520
Geographies	• North America • EMEA • APAC
Brands	CIVACON, LIQUIP, MIDLAND, HILTAP, JUMP, OPW ENGINEERED SYSTEMS
Revenue	~$200M+

Fluid transfer solutions

Product lines

Chemical & industrial (C&I)

*OPW is the **#1 worldwide supplier** of loading systems*



CIVACON

Loading systems *Couplers* *Manhole covers*

Transportation

*OPW is the **#1 worldwide supplier** of petroleum transfer solutions*



2540

Delivery systems *Valves* *Emergency response*

43

DOVER

OPW Fluid Transfer Video Presentation . Watch the video here: https://youtu.be/YrFYAfIMg3Q 44

OPW offers world's first digital tank truck solution Cargo customers need solutions that allow them to optimize their operations & save costs Civacon's CivaCommand solution enables customers to increase safety and efficiency via: • Built-in digital monitoring & security technology • Live tracking of trailer & contents • Centralized management of alerts 45

Agenda Fueling Solutions overview Market growth drivers Business line deep-dives • Retail fueling equipment • Software & systems • Vehicle wash • Fluid transfer New opportunities in alternative fuels & future C-stores Closing remarks 46

EV charging is a long-term growth opportunity for DFS EV charging will be integral to Core customers are already EV charging complexity will future gas station offerings investing in EV charging today require systems integration • Over 20% of all public EV charge points • Retail fueling customers are already • Customers will need to integrate EV are expected to be constructed at gas building infrastructure to enable on- systems to broader forecourt solutions stations site EV charging in new builds • Fleet customers will need more complex • Gas stations will need the fastest, most • Regulatory mandates requiring EV systems to optimize mixed fleet fueling expensive high-powered chargers to charging in gas stations are emerging meet customer demand (e.g., Germany) The EV charging equipment & systems market is expected to accelerate rapidly, achieving high-single digit growth and a multi-billion dollar market by 2030 Source: third party market study. 47

DFS has established EV charging partnerships with global leaders ChargePoint • Leading global EV charger supplier • Collaborating with Electrify America in US DFS capturing value today as a distribution channel partner for ABB & ChargePoint • DFS distributors are often involved in installation ABB and maintenance for EV chargers • Leading OEM in Europe • Partners rely on DFS for access to advantaged relationships with gas station customers • Supplies chargers to EVgo and Electrify America in the US • Strategic collaboration with BDNT in China 48

DFS positioned to support customers’ EV needs in several ways Equipment Unique channel Systems and existing position • OEM-agnostic solutions tailored • Charging hardware and / or and capability enable related component parts to to the core customer bases enable fast charging DFS to integrate (e.g., performance monitoring EV into systems for convenience retail, grid load • Currently pursuing through management for fleet) OEM partnership. Will solution & deliver evaluate equipment- EV equipment to core • Many opportunities to acquire participation options as customer base software solutions to build upon technologies mature existing capabilities 49

DFS is well positioned to support all future customer fueling needs Alternative fuel use will be localized & segment-specific DFS will execute a localized CNG, LNG, & hydrogen represent large opportunity; strategy across global footprint CNG & LNG represent nearest-term, highest-likelihood $750M to $2.5B+ market by 2030 DFS already has the technical foundation to Multiple factors (e.g., regulation, pricing, infrastructure) develop robust portfolio of offerings will determine adoption in individual markets In the next decade, key, localized alternative fuel markets are likely to emerge: Going forward, DFS will continue offering – CNG for fleets in APAC advantaged solutions that meet customers' – LNG as fuel for larger trucks application- & geography-specific fuel needs – Hydrogen for specialized and large machine fleets in areas with strong push for greener tech (e.g., Japan, Germany, some US cities) Source: third party market study. 50

Multiple logical participation options in hydrogen fueling Hanging Hardware Dispenser • Nozzle Medium Pressure Low Pressure Storage Buffer Storage • Hose Kit • Safety Breakaway Refrigeration Unit Vaporizer Piping High-Pressure Cryo-Pump High & Low Pressure Booster Compressors 51

C-store evolution will provide additional opportunities for DFS growth Key trends Future opportunity Retail fueling & C-store customers Develop equipment & systems that enable an have increasing appetite for unmanned C-store & integrate into current automated systems driven by C-store systems offering rising wages C-stores are continuously Creates site-wide digital ecosystem that expanding services offered on site accommodates all services offered on-site to better monetize customers' (e.g., car maintenance, AV turnkey solutions) time spent on-site 52

Agenda DFS overview Market growth drivers Business line deep-dives • Retail fueling equipment • Software & systems • Vehicle wash • Fluid transfer New opportunities in alternative fuels & future C-stores Closing remarks 53

2021 growth initiatives more than offset near-term EMV headwind . EMV represents ~$500M total opportunity for DFS; 70+% DFS Segment ‘21E Revenue Bridge achieved through end of 2020 ‒ Initiative launched in 2015; current deadline - April ‘21 +1-2% ‒ 2020 will likely be peak with step-down over next 2-3 years as the “tail” of operators gradually converts . New product growth, market recovery and margin initiatives expected to offset EMV headwinds: ‒ Return to growth outside the US <$50M ‒ Growth in software solutions business ‒ Efficiency and productivity initiatives . Expect modest improvement in 2021 segment revenue 2020E EMV Growth / 2021E and earnings as growth and recovery offset EMV Headwind Recovery headwinds 54

Well-positioned for growth and value creation Attractive fundamentals Strong value-creation Clear decade+ runway for growth in the core retail fueling business Favorable market structure, large and Clear path to contribute to Dover’s healthy customer base top quartile shareholder value creation Logical growth adjacencies and credible plan to deploy capital organically and • GDP+ revenue growth inorganically to position the business for long-term growth • ~300 bps segment earnings margin improvement runway and high-single-digit earnings growth Well-positioned to be our customers’ trusted partner in emerging technologies and • Continued strong cash flow and high-growth sectors productive redeployment 55

Dover trading update Q4 2020 Performance 2021 Early Outlook . Results in October as expected across the majority . Revenue growth prospects look encouraging across much of the portfolio of the portfolio as end markets recover – Continued strength in food retail, marking & coding, . New product launches and digital investments continue to retail fueling, biopharma and heat exchangers gain traction with customers – October results have de-risked Q4 forecasts . Robust productivity plans across the portfolio; runway for despite the complexities of recent COVID trends structural cost reductions – Bookings1 and backlog1 are up Y-o-Y providing a . Five center-led initiatives driving portfolio synergy solid base leading into 2021 benefits: – Information technology upgrades and consolidation . Targeting high end of FY 2020 guidance – Digitizing customer experience and connected products – Reported EPS guidance: $4.52-$4.57 – Dover Business Systems deployment and back-office – Adjusted EPS2 guidance: $5.40-$5.45 consolidation – FCF2 (% of revenue) guidance: 11-12% of revenue – Dover innovation and engineering center deployment – Central operations team driving operating standards, safety, and capital equipment utilization (1) See performance measure definitions in appendix. 56 (2) Non-GAAP measures (definition and/or reconciliation in appendix)

Appendix 57

Broad global footprint North America APAC . ~55-60% of global sales . ~15-20% of global sales . >1,800 employees . >1,200 employees . 10 locations . 7 locations Latin America . ~5% of global sales EMEA . >200 employees . ~20% of global sales . 1 location . >1,300 employees . 13 locations 58

Dover Fueling Solutions ’17-’19 Organic Revenue Growth Bridge ($ in millions) FY 2017 FY 2018 FY 2019 17-'19 CAGR Organic$ 1,338 $ 1,471 $ 1,620 10% Acquisitions/dispositions - (1) 45 Currency translation - (4) (44) Total$ 1,338 $ 1,466 $ 1,620 10% 59

Reconciliation of Dover Fueling Solutions FY 2017-2019 Segment Earnings (EBIT) to Adj. EBITDA and Calculation of EBIT Margin and Adj. EBITDA Margin ($ in millions) FY 2017 FY 2018 FY 2019 Revenue$ 1,338 $ 1,466 $ 1,620 Segment earnings (EBIT) 159 152 232 EBIT % 12% 10% 14% Adjustments: Rightsizing and other costs (1) 5 15 5 Product recall reversal (7) - - Adjusted depreciation and amortization expense (2) 68 68 75 Adjusted EBITDA - Segment$ 224 $ 235 $ 312 Adjusted EBITDA % 17% 16% 19% (1) Rightsizing and other costs include actions taken on employee reductions, facility consolidations and site closures, product line exits and other asset charges. (2) Adjusted depreciation and amortization expense excludes depreciation and amortization included within rightsizing and other costs. 60

Reconciliation of EPS to Adjusted EPS Range 2020 Guidance for Earnings per Share (GAAP) $4.52 $4.57 Acquisition-related amortization, net 0.72- Rightsizing and other costs, net 0.19- Gain on disposition, net (0.03) 2020 Guidance for Adjusted Earnings per Share (Non-GAAP) $5.40 $5.45 61

Non-GAAP Definitions Definitions of Non-GAAP Measures: Adjusted Net Earnings: is defined as net earnings adjusted for the effect of acquisition-related amortization, rightsizing and other costs, and a 2020 gain on disposition. Adjusted Diluted Net Earnings Per Share: is defined as adjusted net earnings divided by average diluted shares. Segment earnings (EBIT): is defined as segment earnings before income taxes, net interest expense and corporate expenses. Segment earnings (EBIT) margin: is defined as segment earnings (EBIT) divided by revenue. Adjusted Segment EBITDA: is defined as segment earnings before income taxes, net interest expense, corporate expenses, rightsizing and other costs, and depreciation and amortization expense. Adjusted Segment EBITDA Margin: is defined as adjusted segment EBITDA divided by revenue. Tangible ROIC: is defined as tax-effected adjusted EBITDA by segment excluding segment expenses, divided by sum of gross plant, property and equipment, and net working capital (accounts receivable plus inventory less accounts payable, accrued rebates and accrued volume discounts). Free Cash Flow: is defined as net cash provided by operating activities minus capital expenditures. Free Cash Flow Margin: is defined as free cash flow divided by revenue. Organic Revenue Change: is defined as revenue growth/decline excluding the impact of foreign currency exchange rates and the impact of acquisitions and dispositions. 62

Performance Measure Definitions Definitions of Performance Measures: Bookings represents total orders received from customers in the current reporting period. This metric is an important measure of performance and an indicator of revenue order trends. Backlog represents an estimate of the total remaining bookings at a point in time for which performance obligations have not yet been satisfied. This metric is useful as it represents the aggregate amount we expect to recognize as revenue in the future. We use the above operational metrics in monitoring the performance of the business. We believe the operational metrics are useful to investors and other users of our financial information in assessing the performance of our segments. 63